UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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SCHEDULE 14A INFORMATION

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ZIOPHARM Oncology, Inc.

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ZIOPHARM ONCOLOGY, INC. ATIN: CORPORATE SECRETARY ONE FIRST AVENUE, PARRIS BLDG #34 THIRD FLOOR, NAVY YARD PLAZA BOSTON, MA 02129 Your Vote Counts! ZIOPHARM ONCOLOGY, INC. 2021 Annual Meeting Vote by May 18, 2021 11 :59 PM ET    You invested in ZIOPHARM ONCOLOGY, INC. and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 19, 2021.    Get informed before you vote View the Notice & Proxy Statement, Form 10-K    online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 05, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.                For Complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a number    Vote Virtually at the Meeting* May 19, 2021 9:00AM EDT Virtually at: www.virtualshareholdermeeting.com/ZIOP2021    Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com    THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.         Board Voting ItemsRecommends 1.Election of Directors Nominees: 01)Christopher Bowden04)Robert W. Postma 07) Holger Weis For 02)Heidi Hagen05)Mary Thistle 03)James Huang06)Jaime Vieser 2.To ratify the selection by the audit committee of the board of directors of RSM US LLP as the independent registeredOF public accounting firm of the Company for its fiscal year ending December 31, 2021.or 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the For proxy statement. 4.To approve an amendment to the Company’s amended and restated certificate of incorporation to increase the For authorized number of shares of common stock from 250,000,000 shares to 350,000,000 shares. NOTE: To transact any other business as may properly come before the meeting or any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up forE-delivery”.